                                                                    EXHIBIT 99.3

                                 PAWNMART, INC.
                         8% CONVERTIBLE PREFERRED STOCK
                         AND WARRANT PURCHASE AGREEMENT

         THIS 8% CONVERTIBLE PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (this "AGREEMENT") is made as of August 19, 1999, by and between PawnMart, Inc., a Delaware corporation (the "CORPORATION"), and the entity identified on
Schedule 1 (the "PURCHASER").

                                     RECITAL

         The Purchaser desires to purchase from the Corporation, and the Corporation desires to issue and sell to the Purchaser (a) 416,667 shares of 8% Convertible Preferred Stock of the Corporation, par value $6.00 per share, at a purchase price of $6.00 per share, for an aggregate purchase price of $2,500,000.00 and (b) 312,500 Common Stock Purchase Warrants for an aggregate purchase price of $312.00.

                                   AGREEMENTS

         In consideration of the recitals and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         As used in this Agreement:

         "AFFILIATE" as applied to any Person means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. The term "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of 10% or more of the voting power (or in the case of a Person which is not a corporation, 10% or more of the ownership interest, beneficial or otherwise) of such Person or the power otherwise to direct or cause the direction of the management and policies of that Person, whether through voting, by contract or otherwise. For purposes of this paragraph, "voting power" of any Person means the total number of votes which may be cast by the holders of the total number of outstanding shares of stock of any class or classes of such Person in any election of directors of such Person.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 1

         "CERTIFICATE OF DESIGNATIONS" means the Certificate of Designations by the Board of Directors of the Corporation of the Preferred Shares stating such designations, preferences, limitations and relative rights as are applicable in the form of Exhibit "A".

         "CLOSING" means the closing of the sale and purchase of the Preferred Shares and the Purchaser Warrants pursuant to this Agreement.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON SHARES" means shares of the common stock of the Corporation, par value $.01 per share.

         "INTERMEDIARY" means finder, broker, agent, financial advisor or other intermediary.

         "INVESTMENT" as applied to any Person means (a) any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or ownership interest of any other Person and (b) any capital contribution by such Person to any other Person.

         "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

         "PREFERRED SHARES" means the 8% Convertible Preferred Stock of the Corporation, par value $6.00 per share, the sale of 416,667 shares of which to the Purchaser is contemplated by this Agreement.

         "PURCHASER WARRANTS" means those certain Common Stock Purchase Warrants, the sale of 312,500 of which to the Purchaser is contemplated by this Agreement the Purchaser to be issued pursuant to a Warrant Agreement in the form of Exhibit "B".

         "REGISTRATION AGREEMENT" means the Registration Agreement by and among the Corporation and the Purchaser in the form of Exhibit "C", the entering into of which is set forth as a condition to Closing by the Purchasers.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "TRANSACTION SECURITIES" means the Preferred Shares, the Purchaser Warrants, the Transaction Warrants and the Underlying Shares.

         "TRANSACTION WARRANTS" means those certain warrants to purchase 90,000 Common Shares, to be issued pursuant to a Warrant Agreement in the form of Exhibit "D".


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 2

         "UNDERLYING SHARES" means at any time (a) Common Shares then outstanding which were issued upon conversion of Preferred Shares and/or exercise of the Purchaser Warrants, (b) Common Shares then issuable upon conversion of Preferred Shares then outstanding and/or exercise of the Purchaser Warrants, and (c) Common Shares then outstanding which were issued as a dividend or other distribution with respect to or in replacement of any other Underlying Shares or any of the Preferred Shares; provided, however, that Underlying Shares shall not include any shares which have been registered pursuant to the Securities Act or sold to the public pursuant to Rule 144, promulgated by the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Underlying Shares whenever such Person actually owns such Underlying Shares or has the unqualified right to acquire such Underlying Shares (by conversion or otherwise, but disregarding any legal restrictions upon the exercise of such right), whether or not such acquisition has actually been effected.

                                   ARTICLE II
            AUTHORIZATION AND SALE OF 8% CONVERTIBLE PREFERRED SHARES

         2.1 Authorization. The Corporation will, prior to the Closing, (a) cause the Certificate of Designations to be adopted and filed with the Secretary of State of Delaware in the form of that attached hereto as Exhibit "A", (b) authorize the issuance to the Purchaser of the Preferred Shares and the Purchaser Warrants, (c) authorize the issuance of the Transaction Warrants to Andrew Garrett, Inc., and (d) reserve sufficient shares of Common Shares for issuance to the Purchaser upon conversion of the Preferred Shares and exercise of the Purchaser Warrants and to Andrew Garrett, Inc. of the Transaction Warrants.

         2.2 Sale of Preferred Shares and Purchaser Warrants to Purchaser. Subject to the satisfaction of the terms and conditions herein set forth and in reliance upon the respective representations and warranties of the parties set forth herein or in any document delivered pursuant hereto, the Corporation agrees to sell to Purchaser and Purchaser agrees to purchase from the Corporation, at the Closing, the following securities:

         (a) 416,667 Preferred Shares, for the aggregate purchase price of $2,500,000.00; and

         (b) 312,500 Purchaser Warrants for an aggregate purchase price of $312.00.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 3

                                   ARTICLE III

                           CLOSING; DELIVERY; PAYMENT

         3.1 Closing. The Closing will be held at the offices of Jakes Jordaan, PLLC., 300 Crescent Court, Suite 1600, Dallas, Texas 75201 as soon as practical on the earlier of (a) after the Commission declared effective a registration statement covering the Transaction Securities or (b) a determination is reached that the issuance and sale of Transaction Securities is not required to be registered with the Commission under the Securities Act.

         3.2 Delivery. At the Closing, the Corporation will deliver to Purchaser the following:

         (a) a certificate for 416,667 Preferred Shares, duly executed and registered in the name of Purchaser, against payment by such Purchaser of the aggregate purchase price of $2,500,000.00, and

         (b) a Common Stock Purchase Warrant for the 312,500 Purchaser Warrants, against payment by such Purchaser of the aggregate purchase price of $312.00.

         3.3 Payment. At the Closing, Purchaser will pay to the Corporation, by wire transfer of funds to an account designated by the Corporation or by such other means as may be acceptable to the Corporation.

                                   ARTICLE IV
                     CONDITIONS TO CLOSING BY THE PURCHASERS

         The obligation of Purchaser to purchase the Preferred Shares and the Purchaser Warrants at the Closing is subject to the satisfaction of each of the following conditions:

         4.1 Representations and Warranties Correct. The representations and warranties made by the Corporation in Article VI shall be true and correct in all material respects when made, and shall be true and correct in all material respects as of the Closing as if made at the Closing.

         4.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation at or prior to the Closing shall have been performed or complied with in all material respects.

         4.3 Compliance Certificate. At the Closing, the Corporation shall have delivered to Purchasers a certificate of the Corporation, executed by its chief executive officer, dated the date of Closing, certifying to the fulfillment of the conditions specified in Sections 4.1 and 4.2 of this Agreement.

         4.4 Secretary's Certificate. At the Closing, the Corporation shall have delivered to the Purchaser copies of each of the following, in each case certified to be in full force and effect on the date of the Closing by the Secretary of the Corporation:


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 4

                  (a) the Certificate of Designations as of the Closing certified by the Secretary of State of the State of Delaware as of date not more than ten days prior to the Closing;

                  (b) the bylaws of the Corporation; and

                  (c) resolutions of the Board of Directors of the Corporation, adopting and authorizing the execution, delivery and performance of this Agreement, the Registration Agreement, the Purchaser Warrant Agreement, and the Transaction Warrant Agreement and the transactions contemplated hereby and thereby, the issuance and sale of the Preferred Shares, the Purchaser Warrants, the Transaction Warrants and the reservation of the Common Shares issuable upon conversion of the Preferred Shares and upon exercise of the Purchaser Warrants and the Transaction Warrants.

         4.5 Registration Agreement. At or prior to the Closing, the Corporation shall have executed and delivered the Registration Agreement.

         4.6 Purchaser Warrant Agreement. At or prior to the Closing, the Corporation shall have executed and delivered the Purchaser Warrant Agreement.

         4.7 Transaction Warrant Agreement. At or prior to the Closing, the Corporation shall have executed and delivered the Transaction Warrant Agreement.

         4.8 Legal Opinion. At the Closing, the Corporation shall have delivered to the Purchaser the opinion of Jakes Jordaan, PLLC., counsel to the Corporation, dated the date of the Closing, addressed to the Purchaser and in the form of Exhibit "E".

         4.9 Legal Investment. As of the Closing, the purchase of the Preferred Shares and the Purchaser Warrants by Purchaser and the Transaction Warrants by Andrew Garrett, Inc. hereunder shall be legally permitted by all laws and regulations to which either Purchaser, Andrew Garrett, Inc. and the Corporation are subject.

         4.10 Qualifications. As of the Closing, all authorizations, approvals or permits of, or filings with any governmental authority, including state securities or "Blue Sky" offices, that are required by law in advance of the lawful sale and issuance of the Transaction Securities, shall have been duly obtained by the Corporation, and shall be effective as of the Closing.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 5

                                    ARTICLE V
                    CONDITIONS TO CLOSING BY THE CORPORATION

         The obligation of the Corporation to sell the Transaction Securities at the Closing is subject to the satisfaction of each of the following conditions:

         5.1 Representations and Warranties Correct. The representations and warranties made by the Purchaser in Article VII shall be true and correct in all material respects when made, and shall be true and correct in all material respects as of the Closing as if made at the Closing.

         5.2 Secretary's Certificate. At the Closing, the Purchaser shall have delivered to the Corporation a copy of resolutions of its Trustee authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby and thereby, in each case certified to be in full force and effect on the date of the Closing by the Trustee of Purchaser.

         5.3 Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Purchaser at or prior to the Closing shall have been performed or complied with in all material respects.

         5.4 Registration Agreement. At or prior to the Closing, the Purchaser shall have executed and delivered the Registration Agreement.

         5.5 Purchaser Warrant Agreement. At or prior to the Closing, the Purchaser shall have executed and delivered the Purchaser Warrant Agreement.

         5.6 Legal Investment. As of the Closing, the sale of the Preferred Shares and the Purchaser Warrants by the Corporation to Purchaser hereunder shall be legally permitted by all laws and regulations to which Purchaser and the Corporation are subject.

                                   ARTICLE VI
                REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

         The Corporation hereby represents and warrants to the Purchaser as follows:

         6.1 Organization and Standing. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Corporation has the requisite legal and corporate power to own all the properties owned by it, and to conduct its business as presently being and as proposed to be conducted by it. The Corporation is duly qualified to do business in those jurisdictions where the ownership of its properties or the conduct of its business requires such qualification and where the failure to


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 6
be qualified as a foreign corporation would have a material adverse effect upon the financial condition, business or operations of the Corporation.

         6.2 Corporate Power. The Corporation has all requisite legal and corporate power to enter into this Agreement and the Registration Agreement, to issue and sell the Preferred Shares, the Purchaser Warrants and the Common Shares issuable upon conversion of the Preferred Shares and exercise of the Purchaser Warrants and to carry out and perform its obligations under the terms of this Agreement and the Registration Agreement.

         6.3 Authorization. All corporate action on the part of the Corporation, its directors and shareholders necessary for the authorization, execution, delivery and performance by the Corporation of this Agreement, the Registration Agreement, the Purchaser Warrant Agreement, and the Transaction Warrant Agreement, and the consummation of the transactions contemplated hereby and thereby, and for the authorization, issuance and delivery of the Transaction Securities has been taken. This Agreement, the Registration Agreement, the Purchaser Warrant Agreement, and the Transaction Warrant Agreement are legal, valid and binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms, except as limited by bankruptcy, insolvency or other laws affecting creditors' rights generally or by the availability of equitable remedies.

         6.4 Validity of Stock. The Preferred Shares, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid, non-assessable and free and clear of all liens, charges, claims and encumbrances. The Common Shares issuable upon conversion of the Preferred Shares and the Purchaser Warrants have been duly and validly reserved and, upon issuance in accordance with the conversion provisions of the Preferred Shares will be duly and validly issued, fully paid, non-assessable and free and clear of all liens, charges, claims and encumbrances.

         6.5 Public Disclosure. This Agreement, the Corporation's Registration Statement on Form S-1, SEC Registration No. 333-70635, as amended, do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained therein or herein not misleading in the light of the circumstances under which they were made.

         6.6 Fees and Commissions. Except for Andrew Garrett, Inc., who shall be paid at the Closing by the Corporation (a) a "finders fee" in amount equal to 6 percent of the purchase price of the Preferred Shares, (b) a "due diligence" fee in amount equal to 2 percent of the purchase price of the Preferred Shares and
(c) to whom the Corporation shall issue the Transaction Warrants, the Corporation has retained no Intermediary finder, broker, agent, financial advisor or other intermediary (collectively "INTERMEDIARY") in connection with the transactions contemplated by this Agreement, and the Corporation agrees to indemnify and hold harmless the Purchaser from liability for any compensation to any Intermediary and the fees and expenses of defending against such liability or alleged liability.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 7

                                   ARTICLE VII
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         Purchaser represents and warrants to the Corporation with respect to itself as follows:

         7.1 Purchase for Investment. Purchaser will acquire the Preferred Shares and the Purchaser Warrants, and the Common Shares issuable upon conversion of the Preferred Shares and exercise of the Purchaser Warrants, for investment and not with a view to resale or for distributing all or any part thereof in any transaction which would constitute a "distribution" within the meaning of the Securities Act. The offering of the Preferred Shares and the Purchaser Warrants to the Purchaser was made only through direct, personal communication between the undersigned and a duly authorized representative of the Corporation and not through public solicitation or advertising. Purchaser acknowledges that the Preferred Shares, the Purchaser Warrants and the Common Shares issuable upon conversion thereof have not been registered under the Securities Act and, except as provided in the Registration Agreement, the Corporation is under no obligation to file a registration statement with the Commission with respect to the Preferred Shares, the Purchaser Warrants or the Common Shares issuable upon conversion of the Preferred Shares.

         7.2 Investor Qualifications. Such Purchaser (a) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Preferred Shares and the Purchaser Warrants has the financial ability to assume the monetary risk associated therewith; (b) is able to bear the complete loss of its investment in the Preferred Shares and the Purchaser Warrants; (c) has received the Corporation's Registration Statement and such other documents and information as it has requested and has had the opportunity to ask questions of, and receive answers from, the Corporation and its management concerning the Corporation and the terms and conditions of the offering of the Preferred Shares and to obtain additional information; (d) is an "accredited investor" as defined in Rule 501(a) of the Regulation D promulgated under the Securities Act; (e) is not an entity formed solely to make this investment; and (f) is not relying upon any statements or instruments made or issued by any other Person other than the Corporation and its officers in making its decision to invest in the Preferred Shares and the Purchaser Warrants.

         7.3 Authorization. All action on the part of such Purchaser necessary for the authorization, execution, delivery and performance by Purchaser of this Agreement, the Registration Agreement and the Purchaser Warrant Agreement, and the consummation of the transactions contemplated hereby and thereby, has been taken.

         7.4 Principal Place of Business. Purchaser's principal place of business is set forth on Schedule 1.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 8

         7.5 Fees and Commissions. Except for Andrew Garrett, Inc., who shall be paid at the Closing by the Corporation (a) a "finders fee" in amount equal to 6 percent of the purchase price of the Preferred Shares, (b) a "due diligence" fee in amount equal to 2 percent of the purchase price of the Preferred Shares and
(c) to whom the Corporation shall issue the Transaction Warrants, the Purchaser has not retained any Intermediary in connection with the transactions contemplated by this Agreement, and the Purchaser agrees to indemnify and hold harmless the Corporation from liability for any compensation to any Intermediary and the fees and expenses of defending against such liability or alleged liability.

         7.6 Degree of Risk. That (i) it has been called to the Purchaser's attention by those individuals with whom the Purchaser has dealt in connection with an investment in the Corporation, that the Purchaser's investment in the Corporation is speculative and involves a high degree of risk of loss by the Purchaser of the Purchaser's entire investment in the Corporation and that the Purchaser must bear the economic risk of such investment for an indefinite period of time, (ii) the Purchaser is aware that no guarantees have been or can be made respecting the future value, if any, of the Preferred Shares and the Purchaser Warrants or the profitability or success of the business of the Corporation, and (iii) no assurances are or have been made concerning the distribution by the Corporation of dividends to the Purchaser of the Preferred Shares.

                                  ARTICLE VIII
                          COVENANTS OF THE CORPORATION

         8.1 Use of Proceeds. The Corporation will use the proceeds from such sale of the Preferred Stock to repay that certain Revolving Credit Note in the initial principal amount of $2,300,000 payable to the order of Purchaser.

         8.2 Legend. If the Transaction Securities are not registered with the Commission under the 1933 Act, then, until (a) the Preferred Shares or the common stock issued upon conversion, redemption or exercise thereof represented by such certificate are effectively registered under the Securities Act, or (b) the holder of such securities delivers to the Corporation a written opinion of counsel to such holder to the effect that such legend is no longer necessary under the Securities Act, the Corporation will cause each certificate representing its securities to be stamped or otherwise imprinted with a legend to substantially the following effect:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and thus may not be transferred unless so registered or unless an exemption from registration is available."


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 9

                                   ARTICLE IX
                           COVENANTS OF THE PURCHASER

         9.1 No Short Sale of Common Shares. From the date hereof until the first anniversary of the Closing, the Purchaser or any of its Affiliates will not, directly or indirectly, engage in any "short sale" of any Common Share or encourage the "short sale" of Common Shares.

         9.1 No Transfer. Without the prior written consent of the Corporation, Purchaser will not sell, assign, encumber or otherwise transfer the Preferred Shares or the Purchaser Warrants.

                                    ARTICLE X
                                  MISCELLANEOUS

         10.1 Consent to Amendments; Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation and holders of not less than a majority of the Preferred Shares then outstanding. Any waiver, permit, consent or approval of any kind or character on the part of any such holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.

         10.2 Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement and any investigation made at any time by or on behalf of the Purchasers or holders of Preferred Shares, the Purchaser Warrants or Underlying Shares for a period of one year.

         10.3 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Purchaser or holders of Preferred Shares or Underlying Shares are also for the benefit of, and enforceable by, any subsequent holders of such shares, except any subsequent holder who acquires any such security in a registered public offering or in a sale to the public under Rule 144 promulgated by the Commission under the Securities Act.

         10.4 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 10

         10.5 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

         10.6 Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the Corporation, and shall be deemed to have been given upon delivery, if delivered personally, three days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

         If to the Corporation, to:

                           PawnMart, Inc.
                           6300 Ridglea Place, Suite 724
                           Fort Worth, Texas  76116
                           Attn: Tom White

                  With a copy to:

                           Jakes Jordaan, PLLC
                           300 Crescent Court, Suite 1600
                           Dallas, Texas  75201
                           Attn: Jakes Jordaan

         If to Purchaser, to the address set forth on Schedule I.

         10.7 Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that state.

         10.8 Exhibits and Schedules. All exhibits and schedules hereto are an integral part of this Agreement.

         10.9 Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

         10.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 11

         10.11 Expenses. Each of the Purchasers and the Corporation shall bear their own expenses in connection with the negotiation, execution and delivery of the Agreement and all related agreements.

         The parties hereto have executed this Agreement on the date first set forth above.

                                        CORPORATION:

                                        PAWNMART, INC.,
                                        A DELAWARE CORPORATION


                                        By:   /s/ Thomas W. White
                                              -------------------
                                              Its: Chief Financial Officer



                                        PURCHASER:

                                        JESSE L. UPCHURCH TRUSTEE
                                        TRUST C OF THE CONSTANCE J.
                                        UPCHURCH FAMILY TRUST DATED 10/14/1994


                                        By:   /s/ Jesse L. Upchurch
                                              ---------------------
                                              Its: trustee


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 12

                             EXHIBITS AND SCHEDULES


Schedules
---------

         1                          Purchaser


Exhibits
--------

         A                          Form of Certificate of
                                       Designations
         B                          Form of Purchaser Warrant Agreement
         C                          Form of Registration Agreement
         D                          Form of Transaction Warrant
                                    Agreement
         E                          Form of Opinion of Counsel to
                                      the Corporation


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 13

                                   SCHEDULE 1



Name and Address:

JESSE L. UPCHURCH TRUSTEE
TRUST C OF THE CONSTANCE J. UPCHURCH FAMILY TRUST DATED 10/14/1994
500 Main Street
Fort Worth, Texas 76102


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 14

                                    EXHIBIT A

                       Form of Certificate of Designations



PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 15

                           CERTIFICATE OF DESIGNATIONS
                                     OF THE
                         8% CONVERTIBLE PREFERRED STOCK
                                ($6.00 PAR VALUE)

                                       OF

                                 PAWNMART, INC.

                              -------------------

                         Pursuant to section 151 of the
                General Corporation Law of the State of Delaware

                              -------------------


         The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted on August __, 1999, by the Board of Directors (the "BOARD") of PawnMart, Inc., a Delaware corporation (the "CORPORATION"), acting pursuant to the provisions of section 141(c) of the General Corporation Law of the State of
Delaware:

                  RESOLVED, that pursuant to authority expressly granted to and vested in the Board by provisions of the Certificate of Incorporation of the Corporation, as amended (the "CERTIFICATE OF INCORPORATION"), the issuance of a series of Preferred Stock, par value $6.00 per share, which shall consist of 416,667 shares of Preferred Stock designated as 8% Convertible Preferred Stock, be, and the same hereby is, authorized, and the Board hereby fixes the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation that may be applicable to the Preferred Stock) as follows:

Section 1. Designation; Amount.

         The designation of such series of the Preferred Stock authorization by this resolution shall be the 8% Convertible Preferred Stock (the "8% PREFERRED STOCK"). The maximum number of shares of 8% Preferred Stock shall be 416,667.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 16

Section 2. Dividends.

         2.01 Dividend Amount. Holders of shares of 8% Preferred Stock will be entitled to receive, when and as declared by the Board out of assets of the Corporation legally available for payment, an annual dividend at the rate of 8 percent per annum, on the stated liquidated preference ($6.00 per share) (the "DIVIDEND RATE"), payable in arrears in quarterly installments on last day of each month of such applicable quarter (each a "DIVIDEND PAYMENT DATE"). Dividends on the 8% Preferred Stock will be cumulative and shall accrue from the date of issuance of each such share. Dividends will be payable to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 20 days nor less than ten (10) days preceding the payment dates thereof, as may be fixed by the Board. The holders of shares of the 8% Preferred Stock shall not be entitled to any dividends other than cash dividends as provided for in this Section 2. Any dividends not declared or paid to holders of 8% Preferred Stock when due, because the Corporation lacks the legal surplus and the use of corporate funds for payment of the dividend would result in liability of directors or officers of the Corporation, or because the use of the corporate funds for payment of such dividends is otherwise prohibited by law or contract, then such dividends shall remain payable until such time that the Corporation shall have the legal surplus to pay such dividends and/or is no longer contractually prohibited from making such payment. At the time the Corporation shall have such legal surplus and/or is no longer contractually prohibited from making such payment, the dividends shall become immediately due and payable.

         2.02 Restrictions on Other Dividends. Unless full cumulative dividends on the 8% Preferred Stock have been paid, no dividends other than in Common Stock (as hereinafter defined) of the Corporation may be paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to the 8% Preferred Stock as to dividends. Dividends payable for any partial dividend period shall be calculated on the basis of a three hundred sixty-day (360-day) year of twelve (12) thirty-day (30-day) months.

Section 3. Liquidation Rights.

         The shares of 8% Preferred Stock shall rank prior to the shares of Common Stock and the shares of any other class of stock of the Corporation ranking junior to the 8% Preferred Stock upon liquidation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the 8% Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $6.00 per share (the "LIQUIDATION PREFERENCE" of a share of 8% Preferred Stock). After payment of the full amount of the Liquidation Preference and such dividends, the holders of shares of 8% Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of 8% Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were payable in full. For the purposes hereof, neither a consolidation or merger of the Corporation with or into any other


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 17 corporation, nor a merger of any other corporation with or into the Corporation, nor a sale or transfer of all or any part of the Corporation's assets for cash or securities shall be considered a liquidation, dissolution or winding up of the Corporation.

4. Conversion Rights.

Section 4.01  Conversion Rights

         (a)      Conversion Privilege.

         Subject to and upon compliance with the provisions of Section 4, each share of 8% Preferred Stock shall, at the option of the holder, be convertible as follows:

         (i) No share of 8% Preferred Stock shall be convertible until after 18 months after the date of issuance.

         (ii) after 18 months from the date of issuance until 36 months from the date of issuance of the share of 8% Preferred Stock, each share of 8% Preferred Stock shall be convertible, into that number of fully paid and non-assessable shares of Common Stock obtained by dividing six dollars ($6.00) per share of 8% Preferred Stock being converted by the Conversion Price, determined as hereinafter provided, and by surrender of such shares so to be converted, such surrender to be made in the manner provided in Section 4.02; provided, however, that the right to convert shares called for redemption pursuant to
                  Section 7 shall terminate at the close of business on the fifth (5th) business day prior to the date fixed for such redemption, unless the Corporation shall default in making payment of the amount payable upon such redemption. The price at which Common Stock shall be delivered upon conversion in accordance with this Section 4(a)(ii) (the "CONVERSION PRICE") shall be the lower of:

                           (a)      Six Dollars ($6.00), or

                           (b) 80 percent of the average closing sale price of the Common Stock for the immediately preceding 25 trading days of the Common Stock on the NASDAQ market (or, if not listed on the NASDAQ market, the Corporations primary trading market). As used herein, the term "Common Stock" shall mean the common stock, $.01 par value, of the Corporation as the same exists at the date of this Certificate of Designations or as such stock may be constituted from time to time; and

         (iii) after 36 months from the date of issuance, each share of 8% Preferred Stock shall be convertible, into that number of fully paid and non-assessable shares of Common Stock obtained by dividing (X) six dollars ($6.00) per share of 8% Preferred Stock being converted by (Y) an amount equal to 66 2/3 percent of the average closing sale price of the Common Shares for the immediately preceding 25 trading days of the


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 18

                  Common Shares on the NASDAQ market (or, if not listed on the NASDAQ market, on the Corporations primary trading market).

         (b) Mandatory Conversion. Each share of 8% Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Price immediately upon the date specified by the vote or written consent or agreement of holders of a majority of the shares of such series.

Section 4.02  Conversion Procedure.

         To convert shares of 8% Preferred Stock, a Holder must:

         (1) deliver a completed and signed written notice of election to convert specifying the number (in whole shares) of the shares of 8% Preferred Stock to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued to the conversion agent for the 8% Preferred Stock appointed for such purpose by the Corporation (the "CONVERSION AGENT");

         (2) surrender the certificate representing such shares of 8% Preferred Stock to the Conversion Agent; and

         (3) furnish appropriate endorsement and transfer documents, in form satisfactory to the Corporation, duly executed by the holder or such holder's duly authorized attorney.

         The date on which the Holder satisfies all such requirements is the "CONVERSION DATE". As soon as practicable thereafter, the Corporation shall deliver through the Conversion Agent a certificate for the number of shares of Common Stock issuable upon such conversion and a check for any fractional shares of Common Stock. The person in whose name the certificate is registered or in whose name the shares of Common Stock are issued if other than the registered Holder of such shares of 8% Preferred Stock shall be treated as a shareholder of record of the Corporation on and after the Conversion Date.

         Upon surrender of a certificate representing shares of 8% Preferred Stock that is converted in part, the Corporation shall issue and the Conversion Agent shall authenticate for the Holder a new certificate representing shares of 8% Preferred Stock equal in number to the unconverted portion of the shares of 8% Preferred Stock surrendered.

         If the last day on which shares of 8% Preferred Stock may be converted is a Legal Holiday (as defined below) in a place where a Conversion Agent is located, the shares of 8% Preferred Stock may be surrendered to that Conversion Agent on the next succeeding day that is not a Legal Holiday. A "LEGAL HOLIDAY" is a Saturday, a Sunday, or a day on which banking institutions in the relevant jurisdiction are not required to be open.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 19

Section 4.03  Corporation to Provide Stock.

         The Corporation shall at all times reserve and have available, free from preemptive rights, enough shares of Common Stock to permit the conversion of the shares of 8% Preferred Stock.

         Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the shares of 8% Preferred Stock, the Corporation will take all corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

         All shares of Common Stock that may be issued upon conversion of the shares of 8% Preferred Stock shall be validly issued, fully paid and nonassessable.

Section 4.04 Adjustment for Change in Capital Stock.

         If the Corporation:

         (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

         (2) subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock;

         (3) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

         (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

         (5) issues by reclassification of its Common Stock any shares of its capital stock,

then the Conversion Price and the number of shares of Common Stock to be received immediately prior to such action shall be adjusted so that the Holder of shares of 8% Preferred Stock thereafter converted may receive the number of shares of capital stock of the Corporation that such Holder would have owned immediately following such action if such Holder had converted the shares of 8% Preferred Stock immediately prior to such action.

         The adjustment shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

Section 4.05 Notice of Adjustment.

         Whenever the Conversion Price is adjusted, the Corporation shall promptly mail to stockholders of the 8% Preferred Stock a notice of the adjustment.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 20

Section 4.06 Rights Upon Consolidation or Merger.

         If either of the following shall occur, namely:

         (1) any consolidation or merger to which the Corporation is party, other than a consolidation or merger in which corporation is a continuing corporation and that does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or

         (2) any sale or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, then the Board shall, by resolution (a copy of which shall be filed with the Conversion Agent) adopted with respect thereto, provide (i) that the holder of each share of the 8% Preferred Stock then outstanding shall have the right to convert such share into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such share of the 8% Preferred Stock immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, and (ii) that there be adjustments thereafter as nearly equivalent as may be practicable to the adjustments provided for in this
                  Section 4. The provisions of this Section shall similarly apply to successive reclassification, changes, consolidations, mergers, sales or conveyances.

Section 4.06 Corporation Determination Final.

         Any determination that the Corporation or the Board of Directors must make pursuant to Section 4 is conclusive.

Section 5. Status of Converted or Redeemed Shares.

         Upon any conversion or redemption of shares of 8% Preferred Stock, the shares of 8% Preferred Stock so converted or redeemed shall have the status of authorized and unissued shares of preferred stock, and the number of shares of preferred stock that the Corporation shall have authority to issue shall not be decreased by the conversion or redemption of shares of 8% Preferred Stock; provided, however, such converted or redeemed shares may not be reissued as shares of 8% Preferred Stock.

Section 6. Voting Rights.

         Each share of shares of 8% Preferred Stock shall be entitled to one vote per share, voting together with the holders of the Common Stock, on all matters submitted to a vote of stockholders, in addition to any voting rights to which they may be entitled under the laws of the State of Delaware.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 21

Section 6.01 Special Voting Rights.

         So long as any shares of the 8% Preferred Stock remain outstanding, the Corporation will not, either directly or indirectly or through merger or consolidation with any other corporation, without the affirmative vote of the holders of a majority of the 8% Preferred Stock then outstanding, amend, alter or repeal any of the provisions of the Certificate of Incorporation (including this resolution) so as to affect adversely the preferences, special rights or powers of the 8% Preferred Stock.

Section 7. Redemption at Option of Corporation.

Section 7.01 Redemption.

         (a) General. The 8% Preferred Stock may be redeemed as a whole, or from time to time, in part, as follows:

                  (i) until 36 months from the date of issuance of such share of 8% Preferred Stock until, upon not less than thirty (30) nor more than sixty (60) days prior notice mailed to the holders of the 8% Preferred Stock to be redeemed, in cash at the a redemption price per share of 8% Preferred Stock of $7.20 effective on the date fixed for redemption (the "Redemption Date"). If less than all the outstanding 8% Preferred Stock are to be redeemed, the 8% Preferred Stock to be redeemed shall be selected by the Company and shall be either (i) selected by lot in such manner as the Company may determine, or (ii) a pro rata proportion of the 8% Preferred Stock of all holders; or

                  (ii) after 36 months from the date of issuance of such share of 8% Preferred Stock, upon not less than thirty (30) nor more than sixty (60) days prior notice mailed to the holders of the 8% Preferred Stock to be redeemed, in cash at the a redemption price per share of of 8% Preferred Stock of $6.00 effective on the date fixed for redemption (the "Redemption Date"). If less than all the outstanding 8% Preferred Stock are to be redeemed, the 8% Preferred Stock to be redeemed shall be selected by the Company and shall be either (i) selected by lot in such manner as the Company may determine, or (ii) a pro rata proportion of the 8% Preferred Stock of all holders.

         If a notice of redemption has been given pursuant to Section 7.01(b) and if, on or before the Redemption Date, the funds necessary for such redemption shall have been set aside by the Company, separate and apart from its other funds, for the pro rata benefit of the holders of the 8% Preferred Stock so called for redemption, then, notwithstanding that any certificates for such 8% Preferred Stock have not been surrendered for cancellation, on the close of business on the Redemption Date the holders of such 8% Preferred Stock shall cease to be securityholders with respect to such 8% Preferred Stock and shall have no interest in or claims against the Company by virtue thereof and shall have no voting or other rights with respect to such 8% Preferred Stock, except the right to receive the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement, if required by the Company) of their certificates, and the 8% Preferred Stock evidenced thereby shall no longer be outstanding. Subject to applicable escheat laws, any moneys so set aside by the Company and unclaimed at the end of two years from the redemption


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 22 date shall revert to the general funds of the Company, after which reversion the holders of such 8% Preferred Stock so called for redemption shall look only to the general funds of the Company for the payment of the amounts payable upon such redemption. Any interest accrued on funds so deposited shall be paid to the Company from time to time.

         (b) Notice. Not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, a notice shall be given by first class mail, postage prepaid, to the holders of record of the 8% Preferred Stock at their respective addresses as the same shall appear on the books of the Company, specifying the Redemption Date, and the place where certificates for 8% Preferred Stock are to be surrendered, but neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice. Notwithstanding the foregoing, if notice of redemption has been given pursuant to this Section 7.01 and any holder of 8% Preferred Stock shall, prior to the close of business on the last business day preceding the redemption date, give written notice to the Company pursuant to Section
                  4.02 of the conversion of any or all of the 8% Preferred Stock to be redeemed that are held by such holder, accompanied by a certificate or certificates for such 8% Preferred Stock, duly endorsed or assigned to the Company, then such redemption shall not become effective as to such 8% Preferred Stock to be converted and such conversion shall become effective as provided in Section 4.02 hereof.

Section 8. Actions not Requiring Consent.

         No consent of the holders of the 8% Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation, or increase or decrease in the amount, of any class or series of stock of the Corporation or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

Section 9. Permitted Amendments.

         The Board reserves the right by subsequent amendment of this resolution from time to time to increase or decrease the number of shares that constitute the 8% Preferred Stock (but not below the number of shares thereof then outstanding) and in other respects to amend this resolution within the limitations provided by law, this resolution and the Certificate of Incorporation.

Section 10. No Preemptive Rights.

         The holders of shares of the 8% Preferred Stock shall have no preemptive rights, including preemptive rights with respect to any shares of capital stock or other securities of the Corporation convertible into or carrying rights or options to purchase any such shares.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 23

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be made under the seal of the Corporation and signed effective as of the day of the ___ day of _______, 1999.

                                               PAWNMART, INC.

                                               By:
                                                  -------------------------
                                               Name:
                                                    -----------------------
                                               Title:
                                                     ----------------------

ATTEST:


--------------------------
Name:
     ---------------------
Title: Secretary


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 24

                                    EXHIBIT B

                       Form of Purchaser Warrant Agreement



PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 25

NO.                                               VOID AFTER ____________ , 2004
   ----------------
                                                                312,500 WARRANTS


                           PURCHASER WARRANT AGREEMENT


                          Common Stock Purchase Warrant
                                of PawnMart, Inc.


                                    RECITALS

         WHEREAS, the holder hereof (the "Registered Holder") is the holder of certain Warrant(s) to initially purchase 312,500 shares of Common Stock of PawnMart, Inc., a Delaware corporation (the "Company"); and

         WHEREAS, the Company, proposes to offer and sell a maximum of: (a) 416,667 shares of 8% Convertible Preferred Stock, par value $6.00 per share, at a purchase price of $6.00 per share (the "Preferred Stock"), for an aggregate purchase price of $2,500,000 and (b) 312,500 Common Stock Purchase Warrants (the "Warrants") for an aggregate purchase price of $312, pursuant to a purchase agreement.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

         The Registered Holder is the owner of 312,500 Warrants. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth herein, one fully paid and nonassessable share of Common Stock, $.01 par value the Company, at any time between date hereof and the Expiration Date (as hereinafter defined) upon the presentation and surrender of this Warrant Certificate with the Election to Purchase on the reverse hereof duly executed, at the corporate office of the Company, accompanied by payment of $5.00, subject to adjustment (the "Exercise Price"), in lawful money of the United States of America in cash or by check made payable to the Company.

         The term "Expiration Date" shall mean 5:00 p.m. (New York time) on _______________, 2004. If such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 p.m. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 26

1. Exercise of Warrants. Each registered holder of Warrants shall have the right, which right may be exercised as set forth herein, to purchase from the Company, and the Company shall issue and sell to such registered holder of Warrants, the number of fully paid and nonassessable shares of Common Stock specified herein, upon surrender to the Company, with the form of election to purchase duly completed and signed, and upon payment to the Company of the Exercise Price for the number of shares of Common Stock in respect of which such Warrants are then exercised. Payment of such Exercise Price may be made in cash or by certified check, bank draft, or postal or express money order, payable in United States dollars, to the order of the Company. Upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the registered holder of such Warrants and in such name or names as such registered holder may designate, a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of such Warrants. Such certificates shall be deemed to have been issued, and any person so designated to be named therein shall be deemed to have become a holder of record of such Common Stock, as of the date of surrender of such Warrants and payment of the Exercise Price, as aforesaid; provided, however, that if, at the date of surrender of such Warrants and the payment of such Exercise Price, the transfer books for the Common Stock purchasable upon the exercise of such Warrants shall be closed, the certificates for the Common Stock in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened, and until such date the Company shall be under no duty to deliver any certificate for such shares; provided further, however, that the transfer books aforesaid, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 days. The right of purchase represented by the Warrants shall be exercisable, at the election of the registered holders thereof, either as an entirety or, from time to time, for only part of the Common Stock specified therein, and in the event that any Warrant is exercised in respect of less than all of the Common Stock specified therein at any time prior to the date of expiration of the Warrants, a new Warrant or Warrants will be issued for the remaining number of Common Stock specified in the Warrant so surrendered.

         Notwithstanding anything contained herein to the contrary, no Warrant may be exercised if the issuance of Common Stock in connection therewith would constitute a violation of the registration provisions of federal or state securities laws.

         Upon 30 days prior written notice to the holder of the Warrants, the Company shall have the right to reduce the exercise price and/or extend the term of the Warrants in compliance with the requirements of Rule 13e-4 to the extent applicable.

         The "Exercise Price" of the Warrants shall mean $5.00, as specified herein until the occurrence of a recapitalization or reclassification that, pursuant to the provisions hereof, shall require an increase or decrease in the exercise price of the Warrants, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions hereof. No such adjustment shall be made unless such adjustment would change the then purchase price per share by ten cents ($.10) or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the then purchase price per share by ten cents ($.10) or more. No adjustment made pursuant to any provision hereof shall have the effect of increasing the total consideration payable upon exercise of any of the Warrants.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 27

2. Adjustments in Certain Cases. In case the Company shall at any time prior to the exercise or termination of any of the Warrants effect a recapitalization or reclassification of such character that its Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then, upon the effective date thereof, the number of shares of Common Stock that the holders of the Warrants shall be entitled to purchase upon exercise thereof shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in such number of shares of Common Stock by reason of such recapitalization or reclassification, and the purchase price per share of such recapitalize or reclassified Common Stock shall, in the case of an increase in the number of shares, be proportionately decreased and, in the case of a decrease in the number of shares, be proportionately increased.

         In case the Company shall at any time prior to the exercise or termination of any of the Warrants distribute to holders of its Common Stock cash, evidences of indebtedness, or other securities or assets, other than as dividends or distributions payable out of current or accumulated earnings, then, in any such case, the holders of the Warrants shall be entitled to receive, upon exercise thereof, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets that such holder would have been entitled to receive with respect to the Common Stock as a result of the happening of such event, had the Warrants been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (without giving effect to any restriction upon such exercise).

         In case the Company shall at any time prior to the exercise or termination of any of the Warrants consolidate or merge with any other corporation or transfer all or substantially all of its assets to any other corporation preparatory to a dissolution, then the Company shall, as a condition precedent to such transaction, cause effective provision to be made so that the holders of the Warrants, upon the exercise thereof after the effective date of such transaction, shall be entitled to receive the kind and amount of shares, evidences of indebtedness, and/or other property receivable on such transaction by a holder of the number of shares of Common Stock as to which the Warrants were exercisable immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interests of the holders thereof to the effect that the provisions of the Warrants shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness, or other securities or assets thereafter deliverable upon exercise of the Warrants.

         Whenever the number of shares of Common Stock or other types of securities or assets purchasable upon exercise of any of the Warrants shall be adjusted as provided herein, the Company shall forthwith obtain and file with its corporate records a certificate or letter from a firm of independent public accountants of recognized standing setting forth the computation and the adjusted number of shares of Common Stock or other securities or assets purchasable hereunder resulting from such adjustments, and a copy of such certificate or letter shall be mailed to each of the registered holders of the Warrants. Any such certificate or letter shall be conclusive evidence as to the correctness of the adjustment or adjustments referred to therein and shall be available for inspection by the holders of the Warrants on any day during normal business hours.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 28

         In the event that at any time as a result of an adjustment made pursuant hereto the holders of the Warrants shall become entitled to purchase upon exercise thereof shares, evidences of indebtedness, or other securities or assets (other than Common Stock), then, wherever appropriate, all references herein to Common Stock shall be deemed to refer to and include such shares, evidences of indebtedness, or other securities or assets, and thereafter the number of such shares, evidences of indebtedness, or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions hereof.

3. Mutilated or Missing Warrants. In case any of the Warrants shall be mutilated, lost, stolen or destroyed, the Company may countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrants and indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

4. Reservation of Common Stock. Prior to the issuance of any Warrants, there shall have been reserved, and the Company shall at all times keep reserved out of the authorized and unissued Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the Warrants, and the transfer agent for the Common Stock and every subsequent transfer agent for any of the Company's Common Stock issuable upon the exercise of any of the rights of purchase aforesaid are hereby irrevocably authorized and directed at all times to reserve such number of authorized and unissued Common Stock as shall be requisite for such purpose. The Company agrees that all Common Stock issued upon exercise of the Warrants shall be, at the time of delivery of the certificates representing such Common Stock, validly issued and outstanding, fully paid and nonassessable. The Company will supply the transfer agent with duly executed stock certificates for such purpose. All Warrants surrendered in the exercise of the rights thereby evidenced shall be canceled and such canceled Warrants shall constitute sufficient evidence of the number of shares of Common Stock that have been issued upon the exercise of such Warrants. All Warrants surrendered for transfer, exchange or partial exercise shall be canceled by the Company.

5. No Rights as Stockholder. Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company.

         Prior to due presentment for registration of transfer hereof, the Company may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary, except as provided herein.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 29

6. Requested and Incidental Registration. The Company hereby grants the Registered Holder registration rights as set forth in the Registration Rights Agreement between the Company and the Registered Holder dated ________________, 1999.

         This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers hereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.


Dated as of: ___________, 1999
                                                PAWNMART, INC.


                                                By:
                                                   -----------------------------
                                                    Name:
                                                         -----------------------
                                                    Title:
                                                          ----------------------


COUNTERSIGNED:

JESSE L. UPCHURCH, TRUSTEE
TRUST C OF THE CONSTANCE C. UPCHURCH
     FAMILY TRUST DATED 10/14/1994


By:
   ------------------------------
    Name:
         ----------------------
    Title:
          ---------------------


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 30

                              ELECTION TO PURCHASE

                  (To be signed only upon exercise of Warrant)




TO:      PawnMart, Inc.
         6300 Ridglea Place, Suite 724
         Fort Worth, Texas  76116

         The undersigned, the Holder of Warrant Certificate Number ____ (the "Warrant"), representing ______________ Common Stock Purchase Warrants of PawnMart, Inc. (the "Company"), which Warrant Certificate is being delivered herewith, hereby irrevocably elects to exercise the purchase right provided by the Warrant Certificate for, and to purchase thereunder, _____________ shares of Common Stock of the Company, and herewith makes payment of $____________ therefor, and requests that the certificates for such securities be issued in the name of, and delivered to, ____________________ whose address is ______________________, all in accordance with the Warrant Certificate.


Dated:_______________


                                              ----------------------------------
                                              (Signature must conform in all
                                              respects to name of Holder as
                                              specified on the face of the
                                              Warrant Certificate)



                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------
                                              (Address)


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 31

                              (FORM OF ASSIGNMENT)

               (To be exercised by the registered holder if such
              holder desires to transfer the Warrant Certificate.)


FOR VALUE RECEIVED______________________________________________________________
hereby sells, assigns and transfers unto________________________________________
                                         (Print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
________________________________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, and full power of substitution.

Dated:                                    Signature:

-----------------------
                                          -----------------------------------
                                          (Signature must conform in all
                                          respects to name of holder as
                                          specified on the fact of the
                                          Warrant Certificate)



                                          ------------------------------------
                                          (Insert Social Security or
                                          Other Identifying Number of
                                          Assignee)


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 32

                                    EXHIBIT C

                         Form of Registration Agreement



PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 33

                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT, dated as of _______________, 1999 (this "Agreement"), by and between PawnMart, Inc., a Delaware corporation (the "Company"), and JESSE L. UPCHURCH, Trustee of TRUST C of THE CONSTANCE J. UPCHURCH FAMILY TRUST DATED 10/14/1994 (the "Investor").

         1. Background. The Company and the Investor have entered into that certain PawnMart, Inc. 8% Convertible Preferred Stock and Warrant Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"). In order to induce the Investor to enter into and consummate the transactions contemplated by the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Registration Rights Agreement is a condition to the execution and delivery of, and Closing under, the Purchase Agreement.

         2. Definitions. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Purchase Agreement. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  "Incidental Registration" is defined in Section 3.2.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 3, including, without limitation, all registration, filing and applicable fees of the Commission, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in NASDAQ (as defined in Section 3.3(j)), all fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel to the underwriters or the Investor in connection with "blue sky" qualification of the Registrable Securities and determination of their eligibility for investment under the laws of the various jurisdictions), all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants including the expenses of "cold comfort" letters required by or incident to such registration, all fees and disbursements of underwriters customarily paid by issuers or sellers of securities, all transfer taxes, and the fees and expenses of one counsel to the Investor; provided, however, that Registration Expenses shall exclude and the Investor shall pay underwriters' fees and underwriting discounts and commissions in respect of the Registrable Securities being registered.

                "Registrable Securities" means any Warrant Shares and any Common Shares issued upon conversion of the Preferred Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities
(a) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company and subsequent public distribution of them shall not require registration of them under the Securities Act, (c) when such securities are sold pursuant to Rule 144 (or similar rule adopted by the Commission) under the Securities Act, or (d) when such securities cease to be outstanding.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 34

                "Requested Registration" is defined in Section 3.1(a).

                "Requisite Percentage of Investor" means Investor of Registrable Securities who hold a majority of the total Warrant Shares and Primary Shares (counted as a single group) that are then be held by all Investor (assuming that the then exercisable portion of the First Option (if any) and the then exercisable portion of the Second Option (if any) had been exercised for Warrant Shares).

                "Warrant Shares" means the shares of Common Stock or other equity securities issued or issuable upon exercise of Common Stock Warrants.

         3.     Registration Under Securities Act, etc.

3.1             Requested Registrations.

                           (a) Request for Registration. Subject to the
limitations imposed by Sections 3.1(c), on one occasion, the Investor shall have the right to require the Company to file a registration statement under the Securities Act covering all or any part of their respective Registrable Securities, by delivering a written request therefor to the Company specifying the number and amount of Registrable Securities and the intended method of distribution thereof. Any such request pursuant to this Section 3.1(a) is referred to herein as a "Requested Registration." Once the investor has exercised his The Company shall give prompt written notice of each Requested Registration to all other holders of record of Registrable Securities, and thereupon the Company shall use its best efforts to effect the registration under the Securities Act so as to permit promptly the sale, in accordance with the intended method of distribution, of the Registrable Securities which the Company has been so requested to register in the Requested Registration and all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company within 30 days after the giving of such written notice by the Company.

                           (b) Registration of Other Securities. Whenever the
Company shall effect a registration pursuant to this Section 3.1 in connection with an underwritten offering by the Investor of Registrable Securities, no securities other than Registrable Securities shall be included among the securities covered by such registration unless (i) Investor shall have consented in writing to the inclusion therein of such other securities and (ii) such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements and the inclusion of such securities will not have a material adverse effect on the offering (including, without limitation, on the pricing of the offering).

                           (c) Limitations on Requested Registrations; Expenses.
The rights of the holder of Registrable Securities to request Requested Registrations pursuant to Section 3.1(a) are subject to the following limitations: (i) the Company shall not be obligated to effect a Requested Registration having an aggregate anticipated offering price of less than U.S.$2,000,000 unless such offering shall cover all remaining Registrable Securities; (ii) the offering of Registrable Securities requested to be registered pursuant to Section 3.1(a) shall be pursuant to a firm commitment underwritten offering; (iii) the Company shall not be obligated to effect a Requested Registration within six months after the effective date of any other registration of securities (other than pursuant to a registration on Form S-8 or any successor or similar form which is then in effect); (iv) the


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 35

Company will pay all Registration Expenses only in connection with the Requested Registration of Registrable Securities pursuant to this Section 3.1 that have become effective under the Securities Act; n any particular jurisdiction in which the Corporation would be required to execute, and (v) after the Corporation has initiated one such registration pursuant to this section (counting for these purposes only registrations which have been declared or ordered effective).

                           (d) Registration Statement Form. Registrations under
this Section 3.1 shall be on Form S-3 or any successor form, if permitted, or such appropriate registration form of the Commission as shall be selected by the Company and as shall be reasonably acceptable to the Requisite Percentage of Investor. The Company agrees to include in any such registration statement all information which, in the opinion of counsel to the Investor and counsel to the Company, is required to be included.

                           (e) Effective Registration Statement. A registration
requested pursuant to this Section 3.1 shall not be deemed to have been effected (including for purposes of paragraph (c) of this Section 3.1) (i) unless a registration statement with respect thereto has become effective and has been kept continuously effective for a period of at least 90 days (or such shorter period which shall terminate when all the Registrable Securities covered by such registration statement have been sold pursuant thereto), (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other Governmental Authority or court for any reason not attributable to the Investor and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Investor.

                           (f) Selection of Underwriters. The managing
underwriter or underwriters of each underwritten offering of the Registrable Securities so to be registered shall be selected by the Investor (and shall be reasonably acceptable to the Company).

                           (g) Cutbacks in Requested Registration. If the
managing underwriter of any underwritten offering shall advise the Investor in such offering that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to the Investor, then the Investor shall have the right to notify the Company in writing that they have determined that the registration statement be abandoned or withdrawn, in which event the Company shall abandon or withdraw such registration statement (and, at the option of the Investor, he shall either (i) reimburse the Company for its expenses incurred in connection with such abandoned or withdrawn registration statement or (ii) allow the Company to count such abandoned or withdrawn registration statement as one of the three Requested Registrations under Section 3.1(c)(iv)). If the managing underwriter of any underwritten offering shall advise the Company in writing (with a copy to each Participating Holder) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Investor, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, Registrable Securities requested to be included in such registration, pro rata among the Investor requesting such registration in accordance with the number of Warrant Shares held by (or issuable to) the Investor so requested to


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 36 be registered, and any securities of the Company included in such registration pursuant to Section 3.1(b) shall be reduced proportionately.

                           (h) Postponement. The Company shall be entitled once
in any six-month period to postpone for a reasonable period of time (but not exceeding 90 days) the filing of any registration statement required to be prepared and filed by it pursuant to this Section 3.1 if the Company determines, in its reasonable judgment, that such registration and offering would interfere with any financing, corporate reorganization or other material transaction or development involving the Company or any subsidiary or would require premature disclosure thereof, and promptly gives the holders of Registrable Securities requesting registration thereof pursuant to this Section 3.1 written notice of such determination, containing a statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, the Investor shall have the right to withdraw the request for registration by giving written notice to the Company within 20 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted toward the number of Requested Registrations (including for purposes of paragraph (c) of this Section 3.1).

3.2 Incidental Registration.

                           (a) Incidental Registration. If, at any time, the
Company proposes or is required to register any of its equity securities or securities convertible into or exchangeable for equity securities under the Securities Act (other than pursuant to registrations on such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan) (an "Incidental Registration"), the Company will give prompt written notice to all holders of record of Registrable Securities of its intention to so register its securities and of such holders' rights under this Section 3.2. Upon the written request of any holder of Registrable Securities made within 20 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such holder and the intended method of distribution thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof together with any other securities the Company is obligated to register pursuant to incidental registration rights of other security holders of the Company. No registration effected under this Section 3.2 shall relieve the Company of its obligation to effect any Requested Registration under Section 3.1.

                           (b) Abandonment or Delay. If, at any time after the
Company has giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination and its reasons therefor to all holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith) , without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 3.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 37

                           (c) Holder's Right to Withdraw. Each holder of
Registrable Securities shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 3.2 at any time by giving written notice to the Company of its request to withdraw.

                           (d) Unlimited Number of Registrations; Expenses.
There is no limitation on the number of Incidental Registrations which the Company is obligated to effect pursuant to this Section 3.2. The Company will pay all Registration Expenses in connection with any registration of Registrable Securities requested pursuant to this Section 3.2.

                           (e) Underwriters' Cutback in Incidental
Registrations. If the managing underwriter of any underwritten offering shall inform the Company by letter of its belief that the number of Registrable Securities requested to be included in such registration would materially adversely affect such offering, then the Company will include in such registration, first, the securities proposed by the Company to be sold for its own account and, second, the Registrable Securities and all other securities of the Company to be included in such registration to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering, pro rata among the Investor and such other holders requesting such registration in accordance with the number of Warrant Shares held by (or issuable to) the Investor and each such other holder so requested to be registered.

                           (f) Plan of Distribution. Any participation by
holders of Registrable Securities in a registration by the Company shall be in accordance with the Company's plan of distribution.

3.3 Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 3.1 or 3.2 hereof, the Company will as expeditiously as possible:

                           (a) prepare and file with the Commission as soon as
                  practicable the requisite registration statement to effect such registration (and shall include all financial statements required by the Commission to be filed therewith) and thereafter use its best efforts to cause such registration statement to become effective; provided, however, that before filing such registration statement (including all exhibits) or any amendment or supplement thereto or comparable statements under securities or blue sky laws of any jurisdiction, the Company shall furnish such documents to the Investor, their counsel, and each underwriter, if any, participating in the offering of the Registrable Securities and its counsel; and provided, further, however, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

                           (b) notify each Participating Holder of the
                  Commission's requests for amending or supplementing the registration statement and the prospectus, and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the



PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 38
                  provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities, provided, that such period need not exceed 90 days;

                           (c) furnish, without charge, to each Participating
                  Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such Participating Holder may reasonably request;

                           (d) use its best efforts (i) to register or qualify
                  all Registrable Securities and other securities covered by such registration statement under such securities or blue sky laws of such States of the United States of America where an exemption is not available and as the Investor shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (iii) to take any other action which may be reasonably necessary or advisable to enable such Investor to consummate the disposition in such jurisdictions of the securities to be sold by such Investor, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                           (e) use its best efforts to cause all Registrable
                  Securities covered by such registration statement to be registered with or approved by such other federal or state or foreign governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Investor to consummate the disposition of such Registrable Securities;

                           (f) furnish to the Investor and each underwriter, if
                  any, participating in the offering of the securities covered by such registration statement, a signed counterpart of

                                    (i) an opinion of outside counsel (or inside
                           counsel if satisfactory to each underwriter) for the Company, and

                                    (ii) a "comfort" letter signed by the
                           independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement,

                           covering substantially the same matters with respect
                  to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 39
                  accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated) and, in the case of the legal opinion, such other legal matters, and, in the case of the accountants' comfort letter, such other financial matters, as the Investor, or the underwriters, may reasonably request;

                           (g) promptly notify the Investor and each managing
                  underwriter, if any, participating in the offering of the securities covered by such registration statement (i) when such registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission for amendments or supplements to such registration statement or the prospectus related thereto or for additional information;
                  (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and in the case of this clause
                  (v), at the request of the Investor, promptly prepare and furnish to it and each managing underwriter, if any, participating in the offering of the Registrable Securities a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and (vi) at any time when the representations and warranties of the Company contemplated by Section 3.4(a) hereof cease to be true and correct;

                           (h) otherwise comply with all applicable rules and
                  regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to the Investor a copy of any amendment or supplement to such registration statement or prospectus;

                           (i) provide and cause to be maintained a transfer
                  agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 40
                  such registration statement from and after a date not later than the effective date of such registration;

                           (j) use its best efforts to cause all Registrable
                  Securities covered by such registration statement to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the Commission, in each case to the extent the shares of the Company's Common Stock are so listed or designated;

                           (k) deliver promptly to counsel to the Investor and
                  each underwriter, if any, participating in the offering of the Registrable Securities, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to such registration statement;

                           (l) make every reasonable effort to obtain the
                  withdrawal of any order suspending the effectiveness of the registration statement; and

                           (m) make available its employees and personnel and
                  otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses) in their marketing of Registrable Securities.

The Company may require the Investor as to the Registrable Securities of whom any registration is being effected to furnish the Company such information regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

                  Each holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (g) (iii) or (v) of this Section 3.3, the Participating Holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until, in the case of subsection (g)(iii) of this Section 3.3, such stop order is removed or proceedings therefor terminated, and, in the case of subsection (g)(v) of this Section 3.3, such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (g)(v) of this
Section 3.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 41

3.4 Underwritten Offerings.

                           (a) Requested Underwritten Offerings. If requested by
the underwriters for any underwritten offering by Investor pursuant to a registration requested under Section 3.1, the Company will use its best efforts to enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, each such holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 3.6 hereof. The Investor will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof. The Investor shall be party to such underwriting agreement and may, at his option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Investor and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Investor. The Investor shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's ownership of and title to the Registrable Securities, such holder's intended method of distribution and any other representations required by law, and any liability of the Investor to any underwriter or other person under such underwriting agreement shall be limited to liability arising from misstatements in or omissions from its representations and warranties and shall be limited to an amount equal to the net proceeds that the Investor derives from such registration.

                           (b) Incidental Underwritten Offerings. If the Company
proposes to register any of its securities under the Securities Act as contemplated by Section 3.2 hereof and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Investor, use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Investor among the securities of the Company to be distributed by such underwriters. The Investor shall be party to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Investor and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Investor. The Investor shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's ownership of and title to the Registrable Securities, such holder's intended method of distribution and any other representations required by law, and any liability of the Investor to any underwriter or other person under such underwriting agreement shall be limited to liability arising from misstatements in or omissions from its representations and warranties and shall be limited to an amount equal to the net proceeds that the Investor derives from such registration.

3.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Investor, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 42 therein or filed with the Commission, and, to the extent practicable, each amendment thereof or supplement thereto, and give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and employees and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

3.6 Indemnification.

                           (a) Indemnification by the Company. In the event of
any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitting by law, the Investor, its directors, officers, partners, agents and affiliates or general and limited partners (and the directors, officers, employees, stockholders and affiliates thereof), and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Investor or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, joint or several (or actions or proceedings, whether commenced or threatened) to which the Investor or any such director, officer, partner, agent or affiliate or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse the Investor and each such director, officer, partner, agent or affiliate, or general or limited partner, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of the Investor or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force regardless of any investigation made by or on behalf of the


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 43

Investor or any such director, officer, partner, agent or affiliate or controlling Person and shall survive the transfer of such securities by the Investor.

                           (b) Indemnification by the Investor. As a condition
to including any Registrable Securities in any registration statement, the Company shall have received an undertaking satisfactory to it from the Investor to indemnify and hold harmless (in the same manner and to the same extent as set forth in subsection (a) of this Section 3.6) the Company, each director and officer of the Company, and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Investor specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party under this Section 3.6(b) shall be limited to the amount of net proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Investor.

                           (c) Notices of Claims, etc. Promptly after receipt by
an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 3.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this
Section 3.6, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice, and shall not relieve the indemnifying party from any liability which it may have to the indemnified party otherwise than under this Section 3.6. In case any such action or proceeding is brought against an indemnified party, the indemnifying party shall be entitled to participate therein and, unless in the opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and if in the opinion of outside counsel to the indemnified party there may be legal defenses available to such indemnified party and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action or proceeding on behalf of such indemnified party or parties, provided, further, that the indemnifying party shall be obligated to pay for only one counsel for all indemnified parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation (unless the first


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 44 proviso in the preceding sentence shall be applicable). No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                           (d) Contribution. If the indemnification provided for
in this Section 3.6 shall for any reason be held by a court to be unavailable to an indemnified party under subsection (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subsection (a) or (b) hereof, the indemnified party and the indemnifying party under subsection (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the Investor which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect not only the relative fault but also the relative benefits received by the Company and the Investor from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 3.6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Investor's obligations to contribute as provided in this subsection (d) are several and not joint in proportion to the relative value of their respective Registrable Securities covered by such registration statement. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld. Notwithstanding anything in this subsection (d) to the contrary, no indemnifying party (other than the Company) shall be required to contribute any amount in excess of the net proceeds received by such party from the sale of the Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.

                           (e) Other Indemnification. Indemnification and
contribution similar to that specified in the preceding subsections of this
Section 3.6 (with appropriate modifications) shall be given by the Company and the Investor with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The indemnification agreements contained in this Section 3.6 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of any of the Registrable Securities by the Investor.

                           (f) Indemnification Payments. The indemnification and
contribution required by this Section 3.6 shall be made by periodic payments of the amount thereof during the


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 45 course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

3.7 Certain Rights of the Investor If Named in a Registration Statement. If any statement contained in a registration statement under the Securities Act or in any filing under the state securities laws of any jurisdiction refers to the Investor by name or otherwise as the holder of any securities of the Company, then the Investor shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to the Investor, to the effect that the holding by the Investor of such securities does not necessarily make the Investor a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by the Investor of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that the Investor will assist in meeting any future financial requirements of the Company or (ii) in the event that such reference to the Investor by name or otherwise is not, in the reasonable judgment of the Investor as advised by its counsel, required by the Securities Act or any of the rules and regulations promulgated thereunder, or any state securities laws of any jurisdiction, the deletion of the reference to such Investor.

3.8 Unlegended Certificates. In connection with the offering of any Registrable Securities registered pursuant to this Article 3, the Company shall (i) facilitate the timely preparation and delivery to Investor and the underwriters, if any, participating in such offering, of unlegended certificates representing ownership of such Registrable Securities being sold in such denominations and registered in such names as requested by such Investor or such underwriters and
(ii) instruct any transfer agent and registrar of such Registrable Securities to release any stop transfer orders with respect to any such Registrable Securities.

3.9 Limitation on Sale or Distribution of Other Securities. The Company hereby agrees that, if it shall previously have received a request for registration pursuant to Section 3.1 or 3.2 hereof, and if such previous registration shall not have been withdrawn or abandoned, (i) the Company shall not effect any public or private offer, sale or other distribution of its securities or effect any registration of any of its equity securities under the Securities Act (subject to the provisions of Section 3.2 hereof) (other than a registration on Form S-8 or any successor or similar form which is then in effect), whether or not for sale for its own account, until a period of 90 days (or such shorter period as the Investor shall agree) shall have elapsed from the effective date of such previous registration (and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities); and (ii) the Company shall use its best efforts to cause each holder of its equity securities purchased from the Company at any time after the date of this Agreement other than in a public offering to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act.

3.10 No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Participating Holder to sell any Registrable Securities pursuant to any effective registration statement.

         4. Rule 144. The Company shall take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, or (b) any similar rule or regulation


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 46 hereafter adopted by the Commission including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

         5. Amendments and Waivers. This Agreement may be amended with the consent of the Company and the Investor. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, in each case only if the Company shall have obtained the written consent to such action or omission to act of the Investor. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

         6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company (accompanied by a written acknowledgment of, and consent to, such election by such nominee), be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects to be treated as the holder of such Registrable Securities, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         7. Notices. All communications provided for hereunder shall be personally delivered or sent by telecopier (and confirmed by telephone) or by a reputable overnight courier, and shall be addressed as follows:

(a) if to the Investor, addressed to it in the manner set forth in the Purchase Agreement, or at such other address as it shall have furnished to the Company in writing;

(b) if to any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company; or

(c) if to the Company, addressed to it in the manner set forth in the Purchase Agreement, or at such other address as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

         8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by the Company. This Agreement and/or the registration and other rights contained herein (including these assignment rights) may be assigned by the Investor to any one or more transferees or distributees of all or part of such Investor's Registrable Securities. A holder of Registrable Securities shall be permitted, in connection with a transfer or disposition of Registrable Securities, to impose conditions or constraints on the ability of the transferee, as a holder


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 47 of Registrable Securities, to request a registration pursuant to Section 3.1 and shall provide the Company with copies of such conditions or constraints and the identity of such transferees. Notwithstanding the foregoing, this Agreement and/or the registration and other rights contained herein may not be assigned to a transferee or distributee who, immediately following such transfer or distribution, owns less than one percent of the Company's outstanding Common Stock.

         9. Remedies. Each holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement (including the indemnification provisions thereof), the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

         10. No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person other than the registration rights granted pursuant to this Agreement. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. The Company further agrees that if any other registration rights agreement entered into after the date of this Agreement with respect to any of its securities contains terms which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are (insofar as they are applicable) to the Investor, then the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by the Company or any of the holders of Registrable Securities so that such holders shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

         11. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         12. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware, without regard to the conflicts of laws principles thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and the United States of America located in Wilmington, Delaware for any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action or proceeding relating thereto except in such courts). Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Delaware or the United States of America located in Wilmington, Delaware, and hereby further irrevocably and


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 48 unconditionally waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. The Company hereby waives any right it may have to a trial by jury in respect of any action, proceeding or litigation directly or indirectly arising out of, under or in connection with, this Agreement.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                               PAWNMART, INC.




                               By:
                                  -----------------------------------
                                  Name:
                                       --------------------------
                                  Title:
                                        -------------------------





                               INVESTOR:

                               JESSE L. UPCHURCH TRUSTEE

                               TRUST C OF THE CONSTANCE J. UPCHURCH
                               FAMILY TRUST DATED 10/14/1994


                               By:
                                  -----------------------------------
                                  Name:
                                       --------------------------
                                  Title:
                                        -------------------------


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 49

                                    EXHIBIT D



                      Form of Transaction Warrant Agreement




PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 50

NO.                                               VOID AFTER _____________, 2004
    ----------
                                                                 90,000 WARRANTS

                          TRANSACTION WARRANT AGREEMENT

                   Warrant to Purchase Shares of Common Stock
                                of PawnMart, Inc.

                                    RECITALS

      WHEREAS, the holder hereof (the "Registered Holder") is the holder of certain Warrant(s) to initially purchase 90,000 shares of Common Stock of PawnMart, Inc., a Delaware corporation (the "Company"); and

      WHEREAS, the Company, proposes to offer and sell a maximum of: (a) 416,667 shares of 8% Convertible Preferred Stock, par value $6.00 per share, at a purchase price of $6.00 per share (the "Preferred Stock"), for an aggregate purchase price of $2,500,000 and (b) 312,500 Common Stock Purchase Warrants (the "Warrants") for an aggregate purchase price of $312.00, pursuant to a purchase agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

      The Registered Holder is the owner of 90,000 Warrants. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth herein, one fully paid and nonassessable share of Common Stock, $.01 par value the Company, at any time between date hereof and the Expiration Date (as hereinafter defined) upon the presentation and surrender of this Warrant Certificate with the Election to Purchase on the reverse hereof duly executed, at the corporate office of the Company, accompanied by payment of $3.60, subject to adjustment (the "Exercise Price"), in lawful money of the United States of America in cash or by check made payable to the Company.

      The term "Expiration Date" shall mean 5:00 p.m. (New York time) on ___________, 2004. If such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 p.m. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

1. Exercise of Warrants. Each registered holder of Warrants shall have the right, which right may be exercised as set forth herein, to purchase from the Company, and the Company shall issue and sell to such registered holder of Warrants, the number of fully paid and nonassessable shares of Common Stock specified herein, upon surrender to the Company, with the form of election to purchase duly completed and signed, and upon payment to the Company of the Exercise Price for the number of shares of Common Stock in respect of which such Warrants are then exercised. Payment of such Exercise Price may be made in cash or by certified check, bank draft, or postal or


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 51 express money order, payable in United States dollars, to the order of the Company. Upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the registered holder of such Warrants and in such name or names as such registered holder may designate, a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of such Warrants. Such certificates shall be deemed to have been issued, and any person so designated to be named therein shall be deemed to have become a holder of record of such Common Stock, as of the date of surrender of such Warrants and payment of the Exercise Price, as aforesaid; provided, however, that if, at the date of surrender of such Warrants and the payment of such Exercise Price, the transfer books for the Common Stock purchasable upon the exercise of such Warrants shall be closed, the certificates for the Common Stock in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened, and until such date the Company shall be under no duty to deliver any certificate for such shares; provided further, however, that the transfer books aforesaid, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 days. The right of purchase represented by the Warrants shall be exercisable, at the election of the registered holders thereof, either as an entirety or, from time to time, for only part of the Common Stock specified therein, and in the event that any Warrant is exercised in respect of less than all of the Common Stock specified therein at any time prior to the date of expiration of the Warrants, a new Warrant or Warrants will be issued for the remaining number of Common Stock specified in the Warrant so surrendered.

      Notwithstanding anything contained herein to the contrary, no Warrant may be exercised if the issuance of Common Stock in connection therewith would constitute a violation of the registration provisions of federal or state securities laws.

      Upon 30 days prior written notice to the holder of the Warrants, the Company shall have the right to reduce the exercise price and/or extend the term of the Warrants in compliance with the requirements of Rule 13e-4 to the extent applicable.

      The "Exercise Price" of the Warrants shall mean $3.60, as specified herein until the occurrence of a recapitalization or reclassification that, pursuant to the provisions hereof, shall require an increase or decrease in the exercise price of the Warrants, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions hereof. No such adjustment shall be made unless such adjustment would change the then purchase price per share by ten cents ($.10) or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the then purchase price per share by ten cents ($.10) or more. No adjustment made pursuant to any provision hereof shall have the effect of increasing the total consideration payable upon exercise of any of the Warrants.

2. Adjustments in Certain Cases. In case the Company shall at any time prior to the exercise or termination of any of the Warrants effect a recapitalization or reclassification of such character that its Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then, upon the effective date thereof, the number of shares of Common Stock that the holders of the Warrants shall be entitled to purchase upon exercise thereof shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in such number of shares of Common Stock by reason of such recapitalization or reclassification, and the purchase price per share of such recapitalize or reclassified Common Stock shall, in the case of an increase in the


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 52 number of shares, be proportionately decreased and, in the case of a decrease in the number of shares, be proportionately increased.

      In case the Company shall at any time prior to the exercise or termination of any of the Warrants distribute to holders of its Common Stock cash, evidences of indebtedness, or other securities or assets, other than as dividends or distributions payable out of current or accumulated earnings, then, in any such case, the holders of the Warrants shall be entitled to receive, upon exercise thereof, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets that such holder would have been entitled to receive with respect to the Common Stock as a result of the happening of such event, had the Warrants been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (without giving effect to any restriction upon such exercise).

      In case the Company shall at any time prior to the exercise or termination of any of the Warrants consolidate or merge with any other corporation or transfer all or substantially all of its assets to any other corporation preparatory to a dissolution, then the Company shall, as a condition precedent to such transaction, cause effective provision to be made so that the holders of the Warrants, upon the exercise thereof after the effective date of such transaction, shall be entitled to receive the kind and amount of shares, evidences of indebtedness, and/or other property receivable on such transaction by a holder of the number of shares of Common Stock as to which the Warrants were exercisable immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interests of the holders thereof to the effect that the provisions of the Warrants shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness, or other securities or assets thereafter deliverable upon exercise of the Warrants.

      Whenever the number of shares of Common Stock or other types of securities or assets purchasable upon exercise of any of the Warrants shall be adjusted as provided herein, the Company shall forthwith obtain and file with its corporate records a certificate or letter from a firm of independent public accountants of recognized standing setting forth the computation and the adjusted number of shares of Common Stock or other securities or assets purchasable hereunder resulting from such adjustments, and a copy of such certificate or letter shall be mailed to each of the registered holders of the Warrants. Any such certificate or letter shall be conclusive evidence as to the correctness of the adjustment or adjustments referred to therein and shall be available for inspection by the holders of the Warrants on any day during normal business hours.

      In the event that at any time as a result of an adjustment made pursuant hereto the holders of the Warrants shall become entitled to purchase upon exercise thereof shares, evidences of indebtedness, or other securities or assets (other than Common Stock), then, wherever appropriate, all references herein to Common Stock shall be deemed to refer to and include such shares, evidences of indebtedness, or other securities or assets, and thereafter the number of such shares, evidences of indebtedness, or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions hereof.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 53

3. Mutilated or Missing Warrants. In case any of the Warrants shall be mutilated, lost, stolen or destroyed, the Company may countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrants and indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

4. Reservation of Common Stock. Prior to the issuance of any Warrants, there shall have been reserved, and the Company shall at all times keep reserved out of the authorized and unissued Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the Warrants, and the transfer agent for the Common Stock and every subsequent transfer agent for any of the Company's Common Stock issuable upon the exercise of any of the rights of purchase aforesaid are hereby irrevocably authorized and directed at all times to reserve such number of authorized and unissued Common Stock as shall be requisite for such purpose. The Company agrees that all Common Stock issued upon exercise of the Warrants shall be, at the time of delivery of the certificates representing such Common Stock, validly issued and outstanding, fully paid and nonassessable. The Company will supply the transfer agent with duly executed stock certificates for such purpose. All Warrants surrendered in the exercise of the rights thereby evidenced shall be canceled and such canceled Warrants shall constitute sufficient evidence of the number of shares of Common Stock that have been issued upon the exercise of such Warrants. All Warrants surrendered for transfer, exchange or partial exercise shall be canceled by the Company.

5. No Rights as Stockholder. Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company.

      Prior to due presentment for registration of transfer hereof, the Company may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary, except as provided herein.

6. Piggyback Registration. If, at any time from the date hereof and prior to the Expiration Date the Company prepares and files a new registration statement, under the Securities Act of 1933, as amended (the "Act"), otherwise registers securities under the Act (collectively the "Registration Documents") as to any of its securities under the Act (other than under a registration statement pursuant to Form S-8 or Form S-4 or small business issue equivalent), it will give written notice by registered mail, at least 5 days prior to the filing of each such Registration Document to the Registered Holder of its intention to do so. If the Registered Holder notifies the Company within 5 days after receipt of any such notice of its or their desire to include any such shares of Common Stock issued or issuable upon exercise of the Warrants (the "Registrable Securities") in such proposed Registration Documents, the Company shall afford the Registered Holder the opportunity


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 54 to have any Registrable Securities registered under such Registration Documents or any other available Registration Document.

      Notwithstanding the provisions of this Section 6, the Company shall have the right at any time after it shall have given written notice pursuant to this
Section 6 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

      This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

      IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers hereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.



Dated: ___________, 1999

                                        PAWNMART, INC.



                                        By:
                                           -----------------------------

                                           Name:
                                                ------------------------

                                           Title:
                                                 -----------------------

COUNTERSIGNED:



By:
   -----------------------------

   Name:
        ------------------------

   Title:
         -----------------------


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 55

                              ELECTION TO PURCHASE



                  (To be signed only upon exercise of Warrant)




TO:      PawnMart, Inc.
         6300 Ridglea Place, Suite 724
         Fort Worth, Texas  76116


         The undersigned, the Holder of Warrant Certificate Number ____ (the "Warrant"), representing ______________ Common Stock Purchase Warrants of PawnMart, Inc. (the "Company"), which Warrant Certificate is being delivered herewith, hereby irrevocably elects to exercise the purchase right provided by the Warrant Certificate for, and to purchase thereunder, _____________ shares of Common Stock of the Company, and herewith makes payment of $____________ therefor, and requests that the certificates for such securities be issued in the name of, and delivered to, _________________________ whose address is ____________________ , all in accordance with the Warrant Certificate.



Dated:_______________



                                                  ------------------------------
                                                  (Signature must conform in all
                                                  respects to name of Holder as
                                                  specified on the face of the
                                                  Warrant Certificate)



                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------
                                                  (Address)


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 56

                              (FORM OF ASSIGNMENT)



                (To be exercised by the registered holder if such

              holder desires to transfer the Warrant Certificate.)







FOR VALUE RECEIVED______________________________________________________________
hereby sells, assigns and transfers unto________________________________________
                                        (Print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
________________________________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, and full power of substitution.

Dated:                                          Signature:

-----------------------
                                                --------------------------------
                                                (Signature must conform in all
                                                respects to name of holder as
                                                specified on the fact of the
                                                Warrant Certificate)



                                                --------------------------------
                                                (Insert Social Security or
                                                Other Identifying Number of
                                                Assignee)


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 57

                                    EXHIBIT E



                  Form of Opinion of Counsel to the Corporation



PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 58

                        [JAKES JORDAAN, PLLC LETTERHEAD]


                                 August __, 1999



ANDREW GARRETT, INC.
52 Vanderbilt Avenue, 20th Floor
New York, New York 10017

Dear Sirs:

         We have acted as counsel to PawnMart, Inc., a Delaware corporation (the "Company"), in connection with the private placement (the "Private Placement") of (a) 416,667 shares of 8% Convertible Preferred Stock, par value $6.00 per share, at a purchase price of $6.00 per share (the "Preferred Stock"), for an aggregate purchase price of $2,500,000 and (b) 312,500 Common Stock Purchase Warrants (the "Purchaser Warrants") for an aggregate purchase price of $312, of the Company pursuant to that certain PawnMart, Inc. 8% Convertible Preferred Stock and Warrant Purchase Agreement (the "Purchase Agreement"). In connection with the Private Placement, we have acted as counsel to PawnMart, Inc. in the issuance of 90,000 common stock purchase warrants (the "Broker Warrants") to Andrew Garret, Inc., the broker-dealer. The Preferred Stock, Purchaser Warrants and Broker Warrants are collectively referred to herein as the "Securities."

         We have examined the originals or photocopies or certified copies of such records of the Company, certificates of officers of the Company and public officials, and other documents as we have deemed relevant and necessary as a basis for the opinion hereinafter expressed. In such examination, we have assumed the genuineness of all signatures (except for those of representatives of the Company), the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as certified copies or photocopies and the authenticity of the originals of such latter documents.


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 59

Based on our examination mentioned above and such other investigation as we have deemed necessary, we are of the opinion that:

                           LEGALITY OF THE CORPORATION

                  The Company has been duly incorporated and is validly existing as a corporation under the laws of Delaware, its jurisdiction of incorporation, with full corporate power and authority to conduct its business; and

                 AUTHORIZATION OF THE ISSUANCE OF THE SECURITIES

                  The Securities of the Company to be issued and outstanding have been duly authorized by the Company's Board of Directors and are, or when issued, delivered and paid for, will be validly issued, fully paid and non-assessable

         Neither this opinion nor any part hereof may be delivered to, used or relied upon by any other person or for any other purpose without our prior written consent.

                                      Very truly yours,



                                      -----------------------
                                      Jakes Jordaan




                                cc.   Tom White


PAWNMART INC. 8% CONVERTIBLE PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT - Page 60